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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


     Date of report(Date of earliest event reported):  November 22, 1998


                          TECHNOLOGY SOLUTIONS COMPANY
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              (Exact Name of Registrant as Specified in Its Charter)


          Delaware                      0-19433                 36-3584201
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(State or Other Jurisdiction         (Commission              (IRS Employer
    of Incorporation)                File Number)           Identification No.)


205 North Michigan Avenue, Suite 1500, Chicago, IL                     60601
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(Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code (312) 228-4500
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                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.   OTHER EVENTS.

          On November 22, 1998, the Board of Directors (the "Board") of Technology Solutions Company (the "Company") authorized a stock repurchase program pursuant to which the Company may, from time to time, acquire up to two million shares of the Company's common stock in the open market or through privately negotiated transactions.



ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(a)       FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED:

          Not applicable.

(b)       PRO FORMA FINANCIAL INFORMATION:

          Not applicable.

(c)       EXHIBITS:

 3        By-laws of the Company, effective November 22, 1998.



ITEM 8.   CHANGE IN FISCAL YEAR.

          On November 22, 1998, the Board also voted to change the fiscal year of the Company from a fiscal year ending on the thirty-first day of May in each year to a fiscal year ending on the thirty-first day of December in each year. The change in fiscal year was effected by the Board's approval of an amendment to the Company's By-laws. The transition report covering the period from June 1, 1998 through December 31, 1998 will be filed on Form 10-K.


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                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                          TECHNOLOGY SOLUTIONS COMPANY


Date:  November 30, 1998                  By:       John T. Kohler
                                              -------------------------------
                                          Name:   John T. Kohler
                                          Title:  President and
                                                  Chief Executive Officer


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                                EXHIBIT INDEX


          The following Exhibits are filed herewith:


EXHIBIT NO.    DESCRIPTION

3              By-laws of the Company, effective November 22, 1998.